Exhibit 99.3

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1	UNITED STATES DISTRICT COURT
1	SOUTHERN DISTRICT OF NEW YORK
2	x
2
3	CHESAPEAKE ENERGY CORPORATION,
3
4	Plaintiff,
4
5	v.	13 CV 1582 (PAE)
5
6	THE BANK OF NEW YORK MELLON
6	TRUST COMPANY, N.A.,
7
7	Defendant.
8
8	x
9		New York, N.Y.
9		March 14, 2013
10		3:00 p.m.
10
11	Before:
11
12		HON. PAUL A. ENGELMAYER
12
13		District Judge
13
14		APPEARANCES
14
15	JENNER & BLOCK LLP
15	Attorney for Plaintiff
16	BY: RICHARD F. ZIEGLER
16	STEVEN ASHER
17	ANNE CORTINA-PERRY
17	TOBIAS BERKMAN
18
18		EMMET, MARVIN & MARTIN, LLP
19	Attorney for Defendant
19	BY: PAUL T. WEINSTEIN
20	TYLER J. KANDEL
20	MORDECAI GEISLER
21
21		SIDLEY AUSTIN LLP
22		Attorneys for INTERVENOR AD HOC NOTEHOLDER GROUP
22	BY: STEVEN M. BIERMAN
23	BENJAMIN R. NAGIN
23	ALEX R. ROVIRA
24
25

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1	(Case called)
2	MR. ZIEGLER: Ready for the plaintiff, your Honor,
3	Richard Ziegler from Jenner & Block. With me are my
4	colleagues, Stephen Asher, Anne Cortina-Perry, and Tobias
5	Berkman.
6	THE COURT: Good afternoon.
7	MR. WEINSTEIN: Ready as well, your Honor. Paul
8	Weinstein for the Bank of New York, Mellon Trust Company, N.A.,
9	with Tyler Kandel and Mordecai Geisler.
10	MR. BIERMAN: Good afternoon, your Honor, Steven
11	Bierman, Benjamin Nagin and Alex Rovira for the intervenors.
12	THE COURT: Good afternoon.
13	Is there counsel for Whitebox here?
14	Good afternoon. We are here for the purpose of
15	announcing the Court’s decision on the application by plaintiff
16	Chesapeake Energy Corporation for emergency relief in the form
17	of a preliminary injunction. As counsel are aware, the Court
18	received that application and a memorandum of law in support
19	from Chesapeake late Friday afternoon. On Tuesday morning, on
20	the schedule that the Court set, the Court received opposition
21	briefs from the parties opposing Chesapeake’s application. On
22	Tuesday evening, March 12, the Court heard extended oral
23	argument.
24	I have a lengthy opinion that I will be rendering from
25	the bench. A written opinion will not issue in the case.

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1	Instead, the Court will issue a short order afterwards that
2	states its ruling and incorporates by reference the reasoning
3	given from the bench. Therefore, to the extent that the
4	Court’s remarks and reasoning are useful to counsel or the
5	parties, counsel may wish to order the transcript.
6	By way of background, Chesapeake is an oil and natural
7	gas producer. It is a publicly-traded Oklahoma corporation.
8	In February 2012, Chesapeake completed a public
9	offering of $1.3 billion in senior notes due in 2019. The
10	notes pay at a rate of 6.775 percent. I will refer to these
11	notes as the Notes or the 2019 Notes. The 2019 Notes were
12	issued pursuant to a Base Indenture governing a series of notes
13	issued or to be issued by Chesapeake. The 2019 Notes were also
14	issued pursuant to a Supplemental Indenture, formally denoted
15	as the Ninth Supplemental Indenture, which is dated February
16	16, 2012. It is an important document here and I will refer to
17	it as the Supplemental Indenture. Both the Base Indenture and
18	Supplemental Indentures were entered into between Chesapeake,
19	as the issuer, and others, including Bank of New York Mellon,
20	as Trustee.
21	The issue presented here involves Chesapeake’s right
22	to redeem the notes prior to the 2019 maturity date, and
23	specifically, during what time period Chesapeake had the lawful
24	right to act to redeem the bonds at par value.
25	It is undisputed that, under the Supplemental

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1	Indenture, Chesapeake had, during some period of time, the
2	right to redeem the notes at par value. Section 1.7(b) of the
3	Supplemental Indenture provides for what it calls a “Special
4	Early Redemption Period.” It gave Chesapeake the right to
5	redeem the Notes, or some of the Notes, early. Under Section
6	1.7(b), the redemption price was a price equal to 100 percent
7	of the principal, or par, value of the Notes, plus accrued and
8	unpaid interest on the Notes as of the date of redemption. As
9	a practical matter, the provision for Special Early Redemption
10	gave Chesapeake the opportunity to opt out early of the bonds
11	and the 6.775 percent interest rate. So, if, for example, the
12	interest rate environment as of the window of time during which
13	early redemption was permitted was such that, for Chesapeake,
14	the terms of the 2019 Notes were proving disadvantageous,
15	Chesapeake had the right to redeem early and opt out of the
16	duty to pay the stated interest rate.
17	It is also undisputed that any redemption by
18	Chesapeake after the period provided for Special Early
19	Redemption would be subject to different terms, and for
20	Chesapeake, far less favorable terms. Section 1.7(c) of the
21	Supplemental Indenture is the provision relevant here. It
22	provides that, were Chesapeake to make redemptions after the
23	period during which the Special Early Redemption terms applied,
24	it would have to pay an amount equal to what is referred to as
25	“Make-Whole Price,” plus accrued and unpaid interest. The

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1	Make-Whole Price is effectively the present value of the bonds
2	to maturity.
3	A separate provision, Section 3.06 of the Base
4	Indenture, sets forth the mechanics of a redemption.
5	Specifically, on the redemption date, Chesapeake is obligated
6	to deposit with the paying agent, which is BNY Mellon, no later
7	than 11 a.m., the funds sufficient to pay the aggregate
8	redemption price for all the Notes to be redeemed, plus accrued
9	and unpaid interest for all the Notes to be redeemed.
10	The instant controversy arises out of events in late
11	February of this year. On February 20, 2013, representatives
12	of Chesapeake spoke with Sharon McGrath, a BNY Mellon
13	vice-president, and indicated that Chesapeake planned to redeem
14	the 2019 Notes at the par price, in other words, pursuant to
15	the Special Early Redemption provision. On the facts as
16	proffered to the Court, Ms. McGrath did not indicate, at least
17	initially, that BNY Mellon in any problem with that proposed
18	course. However, later that day, Ms. McGrath was contacted by
19	James Seery, a partner in River Birch Capital, which had
20	recently purchased 2019 Notes. Here I am relying on
21	Mr. Seery’s declaration. He advised Ms. McGrath of his view
22	that the time period during which Chesapeake could redeem the
23	Notes pursuant to the Special Early Redemption had lapsed. It
24	appears, both from Mr. Seery’s declaration and the submission
25	by Chesapeake, that BNY Mellon was persuaded by Mr. Seery’s

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1	analysis of the problem. In any event, on February 22, 2013,
2	Ms. McGrath and BNY Mellon’s counsel, speaking on behalf of BNY
3	Mellon, communicated to Chesapeake their view that Chesapeake
4	no longer had the right to issue a notice of redemption
5	pursuant to Section 1.7(b), the Special Early Notice provision.
6	That position was reiterated six days later in a call between
7	counsel for BNY Mellon and Chesapeake.
8	Under even Chesapeake’s reading of Section 1.7(b), the
9	last date on which it could give a timely notice of redemption
10	is Friday, March 15, 2013, in order to secure the special early
11	terms.
12	Chesapeake accordingly finds itself in an uncertain
13	position, one which it characterizes as being between a rock
14	and a hard place. On the one hand, Chesapeake desires to avail
15	itself of the Special Early Redemption opportunity, which, it
16	represents, will save it about $400 million over the present
17	value of letting the bonds run to maturity. On the other hand,
18	Chesapeake is aware that BNY Mellon, and various holders of the
19	2019 Notes, dispute that it has the right any longer to make
20	that Special Early Redemption. Chesapeake is further concerned
21	that, in the event that it gives notice today or tomorrow,
22	March 15, of its desire to redeem the 2019 Notes, BNY Mellon
23	will treat that notice instead as a notice of a Make Whole
24	Redemption, thereby potentially forcing Chesapeake to pay the
25	extra $400 million in short order to the 2019 noteholders.

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1	To try to solve this problem, Chesapeake prepared a
2	proposed notice of redemption, which is Exhibit D to its
3	complaint. Chesapeake states that it would use that notice,
4	either in identical or substantively identical form to the form
5	of Exhibit D, if it chooses to pursue the Special Early
6	Redemption on March 15. That notice is entitled “Notice of
7	Special Early Redemption” and it specifies a redemption price
8	and terms consistent with the Special Early Redemption price as
9	provided in Section 1.7(b). Exhibit D, the proposed redemption
10	notice, states clearly Chesapeake’s intention that, in the
11	event that its attempt to make a Special Early Redemption were
12	held untimely, the notice is null and void. The proposed
13	notice specifically states that it is not intended as a notice
14	to redeem pursuant to the Make-Whole Provision, Section 1.7(c).
15	BNY Mellon and the Noteholders, however, have notified
16	Chesapeake that they do not agree, or in BNY Mellon’s case,
17	that to this point it is unpersuaded, that Chesapeake can issue
18	what the noteholders call such a “conditional notice.” They
19	take the position that, because notice to redeem is required
20	under the Base Indenture to be given 30 to 60 days before the
21	redemption date, and because they interpret March 15, 2013 as
22	the date for redemption under the Special Early Redemption
23	terms, that Chesapeake has missed the deadline to give notice
24	of an intent to redeem the 2019 Notes under those terms. The
25	Noteholders and BNY Mellon take the further position that if

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1	Chesapeake gives the redemption notice identified in Exhibit D
2	under the Indenture, that Notice would be irrevocable. They
3	take the position that because any notice issued from this
4	point forward would have been issued too late to qualify as a
5	valid Notice of Special Early Redemption, and because it
6	contemplates redemption after March 15, under Section 1.7(c),
7	it is required to be treated as a notice of redemption at the
8	Make-Whole Price.
9	On March 8, 2013, Chesapeake filed this lawsuit
10	against BNY Mellon, based on diversity jurisdiction.
11	Chesapeake being based in Oklahoma and BNY Mellon being based
12	in California.
13	Chesapeake’s complaint seeks a declaration that its
14	Notice of Special Early Redemption, if mailed on or prior to
15	March 15, 2013, is timely and effective to redeem the Notes at
16	par value plus accrued interest, i.e., at the Special Early
17	Redemption price. It also seeks a declaration that, in the
18	event that its Notice of Special Early Redemption were held
19	untimely for that purpose, it would be null and void and not
20	effective as a necessary of redemption at the Make-Whole Price.
21	On the same date, Chesapeake moved for a preliminary
22	injunction. The proposed injunction would enjoin BNY Mellon
23	from treating Chesapeake’s Notice of Special Early Redemption
24	as a notice of redemption requiring payment at the Make-Whole
25	Price. Chesapeake’s motion for emergency relief alternatively

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1	seeks a declaration now that if the Notice of Special Early
2	Redemption is held untimely to achieve a Special Early
3	Redemption, then it is null and void and ineffective to achieve
4	my redemption.
5	Upon receiving the application for emergency relief,
6	and in light of the urgent timetable, the Court issued an order
7	to show cause scheduling a preliminary injunction hearing for
8	March 12, 2013, at 5:30 p.m., and directing BNY Mellon to
9	respond to Chesapeake’s motion by March 12, 2013, at 8 a.m.
10	On March 12, I received opposition papers both from
11	BNY Mellon and from a group denominated intervenor Ad Hoc
12	Noteholder Group, or Noteholders, who are the owners of
13	approximately $250,000 of the $1.3 billion in issued Notes in
14	this dispute. Because the arguments made by BNY Mellon and the
15	Noteholder group are substantially similar, I am going to refer
16	henceforth to those arguments, unless otherwise stated, as
17	those by the noteholders.
18	On the evening of March 12, the Court held a
19	preliminary injunction hearing. At that hearing, I granted the
20	motion to intervene as of right under Federal Rule of Civil
21	Procedure 24(b). Yesterday morning, I issued an order
22	memorializing that decision. At the preliminary injunction
23	hearing, the Court heard argument from counsel for Chesapeake,
24	BNY Mellon, and Noteholders. An appearance was also made,
25	although no argument given, by a representative of another

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1	noteholder, Whitebox. As I said at the time, the quality of
2	the advocacy by all parties, both in written submissions and at
3	the argument, was first-rate. The Court commends counsel for
4	their excellent written and oral advocacy, which was
5	particularly striking given the short deadlines under which
6	everyone was working.
7	As a threshold matter, I am obliged to determine
8	whether the Court has subject matter jurisdiction over this
9	case. The Noteholders argue that there is no case or
10	controversy, because the dispute here is not ripe for
11	resolution. They argue that Chesapeake is seeking an advisory
12	opinion. They note that the Special Early Redemption notice
13	has not yet been issued, and BNY Mellon therefore has not yet
14	decided with finality how it would treat any such notice.
15	The Supreme Court has stated that “a claim is not ripe
16	if it depends upon contingent future events that may not occur
17	as anticipated, or indeed may not occur at all.” I’m quoting
18	from Thomas v. Union Carbide, 473 U.S. 568, 580-81 (1985).
19	The Second Circuit, for its part, has stated that “the
20	standard for ripeness in a declaratory judgment action is that
21	there is a substantial controversy, between parties having
22	adverse legal interests, of sufficient immediacy and reality to
23	warrant the issuance of a declaratory judgment.” I’m citing
24	Duane Reade, Inc., v. St. Paul Fire Insurance, 411 F.3d 384,
25	388 (2d Cir. 2005). As the Second Circuit further added, the

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1	Court must, therefore, ask “(1) whether the judgment will serve
2	a useful purpose in clarifying or settling the legal issues
3	involved; and (2) whether a judgment would finalize the
4	controversy and offer relief from uncertainty.”
5	The Court concludes that the standard of ripeness is
6	met here. Whether or not the relief requested is merited under
7	the standards for a preliminary injunction is a separate issue
8	I will turn to in a few moments. But as to the threshold issue
9	of ripeness, I conclude that there is a case or controversy
10	here, and a justiciable one. A declaratory judgment, if
11	merited at this preliminary stage, would serve to clarify or
12	settle the legal issues involved and offer relief from
13	uncertainty. That there is a case or controversy and a serious
14	highly consequential disagreement between the parties as to
15	their respective rights and obligations is apparent from the
16	submissions to the Court; and from every party’s representation
17	that lots of money hangs in the balance. With the March 15
18	outside deadline, whether viewed as the deadline for a Special
19	Early Redemption notice or for such redemption itself,
20	virtually upon us, and with the parties having been unable to
21	resolve their disputes either as to the timeliness or effect of
22	a noise of Special Early Redemption issued on that date, there
23	is an obvious practical and constructive purpose served by the
24	Court’s considering the question.
25	Further, the fact that the parties’ relationship is

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1	governed by an ongoing contract (the Base and Supplemental
2	Indentures) is itself sufficient to make the case ripe for a
3	declaratory judgment. The Second Circuit has held that where a
4	case presents as “a pure question of contract interpretation
5	requiring no further factual development,” a district court
6	does not abuse its discretion in determining that a declaratory
7	judgment would “offer relief from uncertainty” and serve a
8	“useful purpose in clarifying” the rights of the parties. I’m
9	citing there the case of SR International Business Insurance
10	Company v. Allianz Insurance Company, 343 F.App’x 629, 632 (2d
11	Cir. 2009). Further support may be found in the district court
12	decision in Compagnia Importazioni Esportazioni Rappresentanze,
13	spelled the usual way, versus L-3 Communications Corp., 703
14	F.Supp.2d 296, 312 (S.D.N.Y. 2010). There the Court held that
15	the action was ripe where it was “asked to interpret a valid
16	contract that plaintiff argues continues to bind the parties
17	regarding sales occurring during the contract’s effective
18	period.”
19	For these reasons, I conclude that this case is ripe
20	for adjudication and susceptible to a declaratory judgment.
21	I do need to say a few words about diversity
22	jurisdiction here, although neither party has raised the issue.
23	There is complete diversity, as pled, among Chesapeake and BNY.
24	It is not clear as yet what the citizenship is of the
25	intervening noteholders and whether any of them is, like

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1	Chesapeake, a citizen of Oklahoma. Assuming that one or more
2	of the intervening noteholders is from Oklahoma, an issue as to
3	diversity jurisdiction conceivably might arise. I would then
4	expect very prompt briefing on the issue of whether there is
5	valid diversity jurisdiction here. To be sure, there is
6	persuasive case law holding that an intervention of right, as
7	is the case here, would not destroy complete diversity. I
8	note, for example, the First Circuit’s decision in In Re
9	Olympics Mills Corp., 477 F.3d 1, 11-12 (1st Cir. 2007). For
10	its part, the Second Circuit has intimated, but based on our
11	research has not decided conclusively, that this is the correct
12	rule. I’m citing here the case of Merrill Lynch & Co., Inc. v.
13	Allegheny Energy, Inc., 500 F.3d 171, 179 (2d Cir. 2007), which
14	assumes arguendo that well-established exceptions to the
15	complete diversity rule, including that set forth in the First
16	Circuit’s decision in Olympic Mills, apply. Nevertheless,
17	should the case continue forward, I will want to make sure that
18	that point is carefully addressed.
19	I therefore proceed to the merits of Chesapeake’s
20	claim for preliminary relief.
21	As to the applicable legal standards, the Second
22	Circuit instructs that a preliminary injunction is a “drastic
23	remedy, one that should not be granted unless the movant, by a
24	clear showing, carries the burden of persuasion.” The case
25	cite there is Grand River Enterprises Six Nations LTD v. Pryor,

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1	481 F.3d 60, 66 (2d Cir. 2007). The Second Circuit adds that:
2	“A party seeking a preliminary injunction must establish
3	irreparable harm and either (A) a likelihood of success on the
4	merits or (B) sufficiently serious questions going to the
5	merits and a balance of hardships tipping decidedly in its
6	favor.” The cite there is Pogliani v. U.S. Army Corps of
7	Engineers, 306 F.3d 1235, 1238 (2d Cir. 2002).
8	In this case, Chesapeake faces a higher standard,
9	because either form of relief that it seeks would give it a
10	final victory on its second claim in its underlying lawsuit.
11	That claim seeks a declaration that the Notice of Special Early
12	Redemption, if untimely, is null and void. The Second Circuit
13	instructs that: “A heightened substantial likelihood standard
14	may also be required when the requested injunction (1) would
15	provide the plaintiff with all the relief that is sought and
16	(2) could not be undone by a judgment favorable to defendants
17	on the merits at trial.” The cite there is Mastrovincenzo v.
18	City of New York, 435 F.3d 78, 90 (2d Cir. 2006). I would also
19	cite to you the case of Tom Doherty Associates, Inc. v. Saban
20	Entertainment, Inc., 60 F.3d 37, 34-35 (2d Cir. 1995).
21	I will address the three factors in this order:
22	Likelihood of success on the merits, then the balance of
23	hardships, and, finally, irreparable harm.
24	The Court turns first to the question whether
25	Chesapeake is likely to succeed on the merits. As I noted,

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1	there are two merits questions presented by Chesapeake’s
2	complaint, one involving the timeliness of the notice of
3	Special Redemption that would issue on or by March 15, and the
4	other involving the effect of the proposed Notice if untimely.
5	Both of these questions are questions of contract
6	interpretation. They turn on the language of the Indentures.
7	The indentures provide, and the parties do not dispute, that
8	they are governed by New York law, citing here Base Indenture
9	Section 13.08 and Supplemental Indenture Section 22.
10	The Second Circuit instructs that “the primary
11	objective of a court in interpreting a contract is to give
12	effect to the intent of the parties as revealed by the language
13	of their agreement,” citing Compagnie Financiere CIC L’Union
14	Europeenne v. Merrill Lynch Pierce Fenner & Smith, 232 F.3d
15	153, 157 (2d Cir. 2000). The Second Circuit has added that
16	only if the language of a contract is wholly unambiguous is
17	judgment as a matter of law generally proper. “The question of
18	whether the language of a contract is ambiguous is a question
19	of law to be decided by the Court.” Same case at 157-158. The
20	Second Circuit has further instructed that ambiguity is
21	“defined in terms of whether a reasonably intelligent person,
22	viewing the contract objectively could interpret the language
23	in more than one way”, citing Topps Company v. Cadbury Stani
24	S.A.I.C., 526 F.3d 63; 68 (2d Cir. 2008). The reasonably
25	intelligent person is deemed to be “cognizant of the customs,

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1	practices, usages and terminology as generally understood in
2	the particular trade and business,” Quoting the Second Circuit
3	case of Sayers v. Rocherster Telephone Corp. Supplemental
4	Management Pension Plan, 7 F.3d 1091, 1095 (2d Cir. 1993).
5	A further principal of law that is potentially
6	relevant is this. Merely because parties urge different
7	interpretations of language does not make an agreement
8	ambiguous. That is so only where each interpretation “is a
9	renal interpretation,” same case cite. But where a contract is
10	ambiguous, it is appropriate to consider extrinsic evidence.
11	That is so even at the preliminary injunction stage. And so,
12	in weighing the likelihood of success prong of the injunction
13	test, where courts in this district have found textual
14	ambiguity, they have commonly considered extrinsic evidence.
15	Citing, among other cases, Judge Schwartz’s decision in
16	Twentieth Century Fox Film Corp. v. Marvel Enterprises, 155
17	F.Supp.2d 1, 28 (S.D.N.Y. 2001) affirmed 277 F.3d 253 (2d Cir.
18	2002); Judge Koeltl’s decision in Columbus Rose LTD v. New
19	Millennium Press, No. 02 Civ. 2634, 2002 WL 1033560, at page 8,
20	S.D.N.Y. May 20, 2002 decision; Judge Chin’s decision in Hearst
21	Business Publishing, Inc., v. W.G. Nichols, Inc., 76 F.Supp.2d
22	459, 470 (S.D.N.Y. 1999). And I also direct you to Judge
23	Owen’s decision in CF Global Telesystems, Inc. v. KPNQwest,
24	N.V., 151 F.Supp.2D 478, 482 (S.D.N.Y. 2001).
25	The Court here engages in two separate analyses of

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1	likelihood of success on the merits, corresponding to
2	Chesapeake’s two claims. It does so because these claims are
3	bound up together and counsel have treated both as relevant to
4	the likelihood of success issue. The first issue is whether
5	Chesapeake is likely to prevail on its claim that notice on or
6	before March 15, 2013, is timely to redeem the Notes as par
7	value, i.e., under the terms of Special Early Redemption. The
8	second issue is whether Chesapeake is likely to prevail on its
9	claim that an untimely notice of such redemption such as was
10	contained as Exhibit D, such as that contained as Exhibit D, is
11	null and void, as opposed to functioning, as the noteholders
12	argue, as a notice of Make Whole Redemption.
13	As to the first issue, whether notice on March 15 of a
14	Special Early Redemption would be timely, Chesapeake and the
15	Noteholders take diametrically opposite positions. Both argue
16	that the text of the indentures is unambiguous in their favor.
17	On that score, both parties are incorrect. As counsel
18	have ably demonstrated, both of the competing positions find
19	textual support within the indentures.
20	Within the four corners of Section 1.7(b), Chesapeake
21	relies on the following sentence near the bottom of that
22	provision. It reads: “The company, meaning Chesapeake, shall
23	be permitted to exercise its option to redeem the Notes
24	pursuant to this Section 1.7 so long as it gives the notice of
25	redemption pursuant to Section 3.04 of the Base Indenture

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1	during the Special Early Redemption Period.” The Special Early
2	Redemption Period, in turn, is expressly defined in Section 1.7
3	as “from and including November 15, 2012 to and including March
4	15, 2013.” The plain language of the sentence on which
5	Chesapeake relies assists it, insofar as it suggests that the
6	Special Early Redemption Period sets the deadline for a notice
7	of a forthcoming redemption, not the redemption itself. And as
8	the parties are aware, the Base Indentures, at Section 3.04(a),
9	provide that Chesapeake shall mail a notice of redemption “at
10	least 30 but not more than 60 days before a redemption date” to
11	the holders of 2019 Notes at the respective registered
12	addresses.
13	But that is not the end of the story. The
14	noteholders, for their part, rely on different language in
15	Section 1.7(b). The first sentence of that section provides:
16	“At any time from and including November 15, 2012 to and
17	including March 15, 2013 (the Special Early Redemption Period)
18	the company, at its option, may redeem the Notes in whole or
19	from time to time in part for a price equal to 100 percent of
20	the principal amount of the Notes to be redeemed, plus accrued
21	and unpaid interest on the Notes to be redeemed to the date of
22	redemption.
23	That language, in turn, viewed on its own, is fairly
24	read to limit Chesapeake’s right to redeem the Notes at par
25	value to March 15, 2013. On the basis of that sentence, the

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1	noteholders reasonably contend that it is the redemption, not
2	Chesapeake’s antecedent notice of redemption, that must be
3	completed by March 15, 2013, for Chesapeake to take advantage
4	of the favorable terms available under the Special Redemption
5	Vehicle. Chesapeake counters that the word “redemption” can
6	plausibly be read to include the process of redemption
7	beginning with its notice. However, the noteholders counter
8	that redemption is defined, including in Black’s Law
9	Dictionary, as an act of reacquisition, by an issuer, not as a
10	rolling process.
11	The Noteholders also point to Section 1.7(c) of the
12	Supplemental Indenture. It governs redemption after March 15,
13	2013. It reads: At any time after March 15, 2013 to the
14	maturity date, the company, at its options, may redeem the
15	Notes in whole or from time to time in part for an amount equal
16	to the Make-Whole Price, plus accrued and unpaid interest to
17	the date of redemption in accordance with the form of note.
18	The noteholders reasonably argue that Section 1.7(c)
19	makes March 15 the break point, and that it is keyed to the act
20	of redemption and not the moment of notice, such that
21	redemptions that occur after that date, whenever noticed, are
22	permitted only at the Make-Whole Price.
23	Both parties also fairly argue that the other’s
24	construction of Section 1.7(c) is imperfect because of what the
25	supplemental indenture does not say. Chesapeake observes that,

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1	if the Noteholders’ theory were correct, then there is an
2	unstated deadline for notice of February 13, 2013, which is 30
3	days before March 15, 2013. It is improbable, Chesapeake
4	argues, that the estimable lawyers who drafted the Indenture
5	would have intended to impose such a deadline, yet failed to
6	specify it explicitly. There is some force to that argument.
7	On the other hand, the Noteholders point out that
8	under Chesapeake’s construction, a redemption triggering the
9	terms of the Special Early Notice provision can occur as late
10	as 60 days after March 15, 2013, in other words, up until May
11	13, 2013. Yet, that date, too, is nowhere mentioned in the
12	supplemental indenture. And any such date is arguably
13	inconsistent with Section 1.7(c), which, as noted, states that
14	redemptions after March 15, 2013 are to be done at the
15	Make-Whole Price.
16	Chesapeake has an additional argument along these
17	lines. It notes that Section 1.7(b) expressly requires that
18	notice be given during the Special Early Redemption Period of
19	between November 15 and March 15. If the noteholders’ reading
20	is correct, Chesapeake points out, then both the notice and the
21	redemption must occur during that period. And because of the
22	requirement of at least 30 days’ notice, the actual redemption
23	period is effectively no more than three months and as little
24	as two. As Chesapeake points out, there is nothing in the
25	supplemental indenture that suggests an intention that the

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1	effective duration of its Special Early Redemption right was
2	three months, not four.
3	In the end, viewing the matter within the four corners
4	of the Special Indenture, and based on the initial attention
5	and analysis that the Court has been able to apply during the
6	very limited time frame permitted by this emergency motion, the
7	Court’s view is that the parties are in rough equipoise. Each
8	party has made responsible textual arguments and drawn fair
9	inferences. Neither party’s interpretation accounts for or
10	explains every feature of the short but difficult document that
11	is the supplemental indenture.
12	Accordingly, again, based on the Court’s review to
13	date, this would appear to be a case in which recourse to
14	extrinsic evidence is appropriate to discern the meaning of an
15	agreement. The Court is permitted on an application for
16	preliminary relief to examine such evidence, although I am
17	mindful that, because this case is before me on a emergency
18	application, there has been no document discovery, no email
19	review, no depositions, et cetera.
20	But on the very limited extrinsic materials submitted
21	to me at this stage, the Noteholders seem to have, slightly,
22	the better of the argument to the extent based on the extrinsic
23	evidence. The prospectus, which I treat as extrinsic evidence,
24	has portions favoring both sides. The front page clearly
25	states that “at any time from and including November 15, 2012

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1	to and including March 15, 2013, Chesapeake may redeem” at par
2	value. That assists the Noteholders. On the other hand, the
3	body of the prospectus, at pages S7 and S30, states that
4	Chesapeake may redeem at par value “so long as the notice of
5	redemption is given during the Early Redemption Period.” That
6	assists Chesapeake. These statements, too, like their analogs
7	in the Supplemental Indenture, largely cancel each other out.
8	The drafting history, on the other hand, to the extent
9	furnished to the Court, favors the Noteholders. That drafting
10	history reflects that, at one point, Chesapeake’s counsel
11	sought to include the following language in Section 1.7(b).
12	Specifically, within the sentence that currently reads: “The
13	company shall be permitted to exercise its option to redeem the
14	Notes pursuant to this Section 1.7 so long as it gives the
15	notice of redemption pursuant to Section 3.4 of the Base
16	Indenture during the Special Early Redemption Period.”
17	Chesapeake’s counsel sought to insert the following clause:
18	“Even if such notice is received by holders, or such redemption
19	occurs, following the Early Redemption Period.”
20	If that language had been included, it would likely
21	have been decisive as to the timeliness issue before this
22	Court. The clause proposed by Chesapeake would have made
23	absolutely clear that Chesapeake had the right it is now
24	seeking to give notice up through and including March 15. But
25	that language was not accepted, or perhaps it was accepted and

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1	then excised. The e-mail traffic is not entirely clear. In
2	any event, it does not appear in the final version of Section
3	1.7(b). Perhaps that clause was excised for some reason other
4	than a party’s substantive disagreement with it. Maybe it was
5	thought to be surplusage because the point was already obvious.
6	But inasmuch as that 17-word clause addresses no issue other
7	than the possibility of a redemption after March 15, provided
8	notice was given by March 15, and inasmuch as this clause was
9	apparently rejected, the logical inference, at this early
10	stage, is either that the parties did not agree to the
11	substance of that clause or that they did not have a meeting of
12	the minds as to it.
13	A final relevant point relates to how ambiguity is to
14	be construed. BNY Mellon makes the argument that “any
15	ambiguity in the Ninth Supplemental Indenture must be
16	interpreted in favor of the holders, unless the holders
17	specifically consent otherwise. For this proposition, BNY
18	Mellon cites Section 9.01 of the Base Indenture. But that
19	argument is wrong. That provision in the Supplemental
20	Indenture does not address at all how ambiguities are to be
21	construed by a Court. It address the entirely separate subject
22	of the way or ways in which ambiguities or unaddressed issues
23	in the Base Indenture can be cured, for example, by
24	supplements, such as the Supplemental Indenture. Section 9.01
25	is silent as to in whose favor ambiguity is to be construed.

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1	In the end, as to Claim One, relating to the
2	timeliness of a March 15 Special Early Redemption notice,
3	Chesapeake has not demonstrated a likelihood of success on the
4	merits. On balance, based on the incomplete materials
5	available at this point to the Court, the noteholders have, by
6	a small margin, the better of the argument. However,
7	Chesapeake has established a sufficiently serious question
8	going to the merits.
9	Next, I consider Chesapeake’s Claim Two. The question
10	presented there is what the effect would be of Chesapeake’s
11	giving Noteholders on March 15 a Special Early Redemption
12	Notice. The parties do not appear to dispute that if that
13	notice was timely, i.e., within the deadline to trigger the
14	Special Early Redemption, then it would trigger a redemption
15	subject to the Special Early Redemption Terms. However, the
16	parties part company as to the effect of Chesapeake’s notice if
17	it were determined to be untimely, i.e., outside the time for a
18	Special Early Redemption notice. Chesapeake argues that the
19	notice would be null and void, as the notice in fact explicitly
20	proclaims. The noteholders, however, argue that there is no
21	such thing as a conditional notice, and therefore Chesapeake’s
22	notice, if held untimely, must be treated as a notice of
23	Make-Whole Redemption, and trigger those terms, effectively
24	obliging Chesapeake to pay out $400 million in the coming two
25	months.

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1	On this issue, the Court finds, overwhelmingly, in
2	Chesapeake’s favor. Chesapeake’s notice could not be more
3	clear that it has nothing to do with a Make-Whole Redemption.
4	Everything about the notice says that as loud and as clear as
5	can possibly be said. The notice is called a “Notice of
6	Special Early Redemption at Par.” It states, in capitalized
7	and bold letters, that the Notes are being called for
8	redemption “solely at a price equal to 100 percent of the
9	principal amount of the Notes plus accrued and unpaid
10	interest.” It also states, in bold, that the redemption is
11	pursuant to Section 1.7(b), which deals solely with the Special
12	Early Redemption program.
13	Also significant, the notice openly references the
14	parties’ dispute about what the deadline is to give a timely
15	Special Early Redemption notice. The Notice references this
16	lawsuit, in which Chesapeake seeks a declaration as to that
17	subject. It explicitly provides that if the Court holds that
18	the notice is untimely for the purpose of effecting a Special
19	Early Redemption, or if the Court has not ruled by the
20	redemption date of May 13, the notice is to be null and void.
21	It states: “For avoidance of doubt . . . this Notice of
22	Special Early Redemption at Par will not be deemed to be made
23	pursuant to Section 1.7(c) of the Supplemental Indenture or
24	otherwise require the company, Chesapeake, to redeem the Notes
25	at the Make-Whole Price. It would, in sum, be hard to come up

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1	with language to get that message across more clearly or more
2	unambiguously than the language of Exhibit D.
3	In the face of this truly Shermanlike prose, the
4	Noteholders argue that conditional notice is not perform by the
5	Indentures. They rely on Section 3.05 of the Base Indentures,
6	which states that a notice is irrevocable. That section states
7	that: “Once notice of redemption is mailed in accordance with
8	Section 3.04, securities called for redemption be due and
9	payable on the redemption date at the redemption price.” The
10	Noteholders then argue that if the notice is irrevocable, and
11	if it is too late to work a Special Early Redemption, then,
12	under Section 1.7 (c), the notice must be at the Make-Whole
13	Price. Therefore, they argue, if Chesapeake issues the Exhibit
14	D notice and it is held untimely, Chesapeake is obliged to
15	redeem at the Make-Whole Price, and to pay them the $400
16	million now, notwithstanding the explicit language of
17	Chesapeake’s notice to the contrary.
18	In the Court’s assessment, Chesapeake is
19	overwhelmingly likely to win on this point, should it ever be
20	litigated. It is true that the indentures do not provide for
21	conditional notice. Thus, the indentures do not allow
22	Chesapeake to retract a redemption notice once given, for
23	example, due to a change of heart or different market
24	conditions or so forth. That is clear from Section 3.05. But
25	that is not at all the situation presented here by Chesapeake’s

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1	proposed notice. The situation here is not one of a
2	conditional notice. The situation here is how to treat a
3	notice later determined to be void for the purpose issued. Put
4	differently, the issue presented is how to treat a notice of
5	redemption that is later held defective as to a highly material
6	term. Is such a redemption notice to be treated as void,
7	because it was untimely, i.e., because Chesapeake missed the
8	notice deadline? Or is it required, as the Noteholders argue,
9	to be transmogrified, or contorted, if you will, into another
10	type of redemption notice altogether? Section 3.05, on which
11	the Noteholders rely, says nothing about that. On the
12	contrary, in the Court’s view, Section 3.05 implicitly but
13	clearly assumes a legally valid notice. It is addressed to
14	whether the issuer can retract such a valid notice, not whether
15	a judicial ruling finding a notice untimely requires that the
16	notice be construed as valid for some other purpose.
17	A hypothetical may helpfully illustrate the point. If
18	Chesapeake issued a notice of early special redemption but a
19	day later it was shown that that notice had been issued as a
20	result of duress, or incapacity, or by a low-level employee
21	without capacity to bind the company, that notice would be
22	legally invalid. In the face of a legal ruling that the notice
23	has been invalid when made, Section 3.05 would not countenance
24	treating the notice as irrevocable just because it had once
25	issued. Rather, the notice would be void, a nullity.

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1	Similarly, if an issuer gave notice of a redemption on terms
2	utterly outside the scope permitted by the indentures, that
3	notice would be invalid. It would be void and have no legal
4	effect. Section 3.05 is simply not addressed to those
5	circumstances. Section 3.05 does not speak to the point of
6	what happens if Chesapeake issues a notice that is defective,
7	in this case because it was issued outside the deadline for a
8	redemption notice of the type of redemption indicated.
9	There is, in fact, based on the Court’s review in the
10	limited time available, no provision in the supplemental
11	indenture that speaks to the situation presented here. That is
12	presumably because the parties did not focus on the fact that
13	the text of the indenture that they had negotiated leaves
14	ambiguous what the deadline was for filing a notice of Special
15	Early Redemption. There is nothing in the indenture that bars
16	Chesapeake at this point from candidly acknowledging the
17	good-faith disagreement that exists with regard to timeliness
18	and making clear that the notice will be void if held untimely.
19	In the Court’s assessment, Chesapeake’s appears to be a
20	rational and permissible approach to dealing with the difficult
21	problem of contractual ambiguity with which it is confronted.
22	Nor is there any policy reason why the Special Indenture should
23	be read to give the intervening Noteholders a windfall, in the
24	form of a compulsory Make-Whole Redemption in the 60 days
25	following March 15, if Chesapeake’s proposed notice of Special

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1	Early withdrawal is held untimely.
2	Furthermore, to the extent that the agreement
3	implicitly addresses this point, it assists Chesapeake’s
4	position and refutes that of Noteholders. Section 3.04 (a) (2)
5	of the Base Indenture requires that a redemption notice include
6	the redemption price, and Section 3.05 provides that the
7	redeemed notes become “due and payable on the redemption date
8	at the redemption price.” Under the Base Indenture, then, a
9	noise of redemption that included no redemption price or
10	redemption date at all would not comply with Section 3.04.
11	Thus, it appears such a notice would not become irrevocable
12	under Section 3.05, which requires that notice becomes
13	irrevocable upon compliance with Section 3.04. Chesapeake’s
14	proposed notice identifies the redemption price as solely the
15	par price plus accrued interest. Under those circumstances,
16	treating Chesapeake’s notice as requiring redemption at a
17	totally different and much richer price is in conflict with the
18	terms of the Base Indenture.
19	The Court is also mindful that there are other
20	affected parties here, the majority of Noteholders who to date
21	have not joined the ad hoc group of intervening noteholders.
22	It is conceivable that one or more of these noteholders may
23	oppose redemption at the Make-Whole Price. Such a noteholder
24	might prefer, rather than receiving a present-value lump sum
25	payment in the spring 2013, to receive the same amount under

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1	the term of the Supplemental Indenture, which entail being paid
2	6.775 percent interest through 2019. Perhaps tax consequences
3	would make a graduated payout preferable to such a Noteholder
4	to a lump sum payout in which this year’s tax rates increased.
5	The point is that Chesapeake is not the only entity who may
6	oppose treating its untimely notice of Special Redemption as a
7	notice of Make-Hold Redemption. In the scenario that I have
8	posited, such a Noteholder could legitimately challenge in
9	court Chesapeake’s Exhibit D notice as ineffective under
10	Section 3.04 to achieve Make-Whole Redemption and therefore
11	void. As authority, such a Noteholder could point, among other
12	case authority, to the Second Circuit’s decision in Van Gemert
13	v. Boeing Co., 520 F.2d 1373, 1383 (2d Cir. 1975). The Court
14	held a notice of redemption inadequate where it was “simply
15	insufficient to give fair and reasonable notice to the
16	debenture holders.”
17	In sum, as to Chesapeake’s second claim, if this issue
18	is litigated, the Court finds that it is overwhelmingly likely
19	that Chesapeake would prevail: In other words, the Court
20	concludes that it is overwhelmingly likely that an untimely
21	notice of Special Early redemption would be held null and void,
22	and not as requiring redemption under the entirely different
23	Make-Whole Price. Lest the point be unclear, I will add this.
24	It would be reckless for any party or entity to condition its
25	conduct or order its legal or business affairs on the

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1	assumption that the Court would rule otherwise.
2	Thus, as to Claim Two, Chesapeake has demonstrated a
3	sufficient likelihood of success on the merits.
4	Having addressed likelihood of success on the merits
5	on each of Chesapeake’s two claims, the Court turns to the next
6	step in the preliminary injunction inquiry. In that step, the
7	Court assesses the balance of hardships. The question in that
8	inquiry is how granting, or not granting, the requested
9	preliminary instruction would affect each of the parties.
10	I consider first the effect upon the Noteholders. The
11	Noteholders make four distinct arguments as to how entering the
12	injunction would harm then.
13	First, the Noteholders argue that if the Court enjoins
14	BNY Mellon from treating Chesapeake’s notice as a notice of
15	redemption requiring payment at the Make-Whole Price, they, the
16	Noteholders, would be “deprived of the very benefit of their
17	bargain if a preliminary injunction issues.” That argument
18	does not withstand analysis. Simply stated, the Noteholders do
19	not have a freestanding contractual right to redemption at the
20	Make-Whole Price. On the contrary, under the supplemental
21	indenture, it is Chesapeake’s unilateral right to elect whether
22	or not to initiate an early redemption. If Chesapeake decides
23	not to redeem the bonds until they reach maturity, the
24	Noteholders are stuck with that outcome. They have no right to
25	effect or to obtain an early redemption, let alone at the

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1	Make-Whole Price. That was not part of the benefit of the
2	noteholders’ bargain.
3	To be sure, the Noteholders have a different
4	contractual right. The Noteholders have the right to enforce
5	the time limit that the contract imposes on Chesapeake’s
6	ability to obtain the favorable Special Early Redemption terms.
7	Sections 1.7(b) and 1.7(c) give the Noteholders that right. It
8	is a right that the Noteholders can enforce in Court should
9	Chesapeake attempt, after the contractual deadline, to invoke
10	the Special Early redemption terms. But granting the
11	preliminary injunction does not in any sense infringe upon that
12	right. If the Court were to grant the preliminary injunction,
13	and if Chesapeake were then to issue the proposed Notice of
14	Special Redemption today or tomorrow, the parties would then
15	litigate whether Chesapeake’s notice was timely. If the
16	Noteholders’ legal position as to timeliness prevails i.e.,
17	that the redemption notice issued on March 15, 2013 is
18	untimely, then the Noteholders’ contractual rights will have
19	happy vindicated. There would not be a redemption at the
20	Special Early Redemption terms based on a delinquent notice.
21	If, however, the Noteholders’ legal position as to timeliness
22	were rejected, and if the Court were to hold that Chesapeake
23	was contractually permitted to issue a Special Redemption
24	Notice on March 15, then the parties’ contractual rights, by
25	definition, will equally have been honored. The injunction

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1	that is sought here thus does not threaten the Noteholders’
2	contractual rights.
3	In their second argument as to harm, the Noteholders
4	suggest that the injunction would prevent them from treating
5	the Notice of Special Early redemption as a notice of Make
6	Whole Redemption. But that is not a valid claim of harm. As I
7	have explained, there is nothing in the Supplemental Indenture
8	or anywhere else that gives the legal noteholders the legal
9	right to treat Chesapeake’s notice as something that it
10	manifestly is not. As a matter of leverage, the Noteholders
11	may wish to hold a Sword of Damocles over Chesapeake’s head so
12	as to defer it from giving notice. But an injunction that
13	forbade BNY Mellon from doing so, or from misusing or
14	misapplying that notice to gain leverage, would not interfere
15	with any of the parties’ legal or contract rights. The
16	Noteholders do not have a contractual right to force Chesapeake
17	into a game of Gotcha.
18	Third, the noteholders argue that granting the
19	injunction would introduce uncertainty into the market for the
20	2019 Notes. The injunction, they argue, would make uncertain
21	the value of the Notes, because noteholders, or would be
22	purchasers, would be left to speculate whether Chesapeake’s
23	notice of Special Early redemption at par plus interest was
24	valid, pending a final judicial ruling on that point. But that
25	claim of harm is not persuasive. It is not the injunction that

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1	is the source of any market uncertainty. The source of the
2	uncertainty is the ambiguous text of the Indentures on this
3	point. That ambiguity exists today and it exists whether or
4	not that injunction issues. And that ambiguity and uncertainty
5	will continue until either, one, Chesapeake elects not to issue
6	the Special Early Redemption notice, or, two, there is a final
7	resolution to Chesapeake’s lawsuit seeking a declaration as to
8	the timing issue. To the extent that a Noteholder is
9	uncomfortable with the present uncertainty, he or she or it is
10	free to attain certainty by sell its at the current market
11	price.
12	To put the problem a little differently, if one starts
13	with a premise that the contract is clear that a notice issued
14	on March 15 by Chesapeake would be late, then of course an
15	injunction that tends to free Chesapeake to litigate that point
16	and keep alive the possibility of a contrary ruling is a source
17	of harm to the Noteholders. If, however, one starts with the
18	correct premise, which is that the contract is ambiguous on
19	that point, then an injunction works no such injury.
20	In so holding, I am mindful of the various precedents
21	holding that the persistence of market uncertainty, or the
22	speculative behavior of market prices, is generally not a
23	cognizable harm in the balancing equation. I would cite there,
24	among others, Judge Rakoff’s decision in Fluor Daniel
25	Argentina, Inc. v. ANZ Bank, 13 F.Supp.2d 562 (S.D.N.Y. 1998),

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1	in which he wrote, “while one can never wholly discount future
2	dangers, plaintiff’s evidence neither supports a finding of any
3	undue danger of future insolvency nor indicates that the market
4	fluctuations to which plaintiff refers present unusual risks
5	beyond those associated with trade in any similar commodity.”
6	I also rely on Judge Carter’s decision in Rievman v. Burlington
7	N.R. Company, 618 F.Supp. 592, 602 (S.D.N.Y. 1985) and Judge
8	Sand’s decisions in both ICM Realty v. Cabot, Cabot & Forbes
9	Land Trust, 378 F.Supp. 918, 928 (S.D.N.Y. 1974) and Condec
10	Corp. v. Farley, 573 F.Supp. 1382, 1387 (S.D.N.Y. 1983).
11	Fourth and finally, the Noteholders appear to make an
12	argument that the injunction would injure recent purchasers of
13	the 2019 Notes, people who bought the Notes after February 13,
14	2013, when the Noteholders claim the right to give notice of
15	Special Early Redemption lapsed. Here I am referring in
16	particular to the declaration of James P. Seery, Jr., on behalf
17	of River Birch Capital LLC, which identifies itself as an
18	investment advisor. According to Mr. Seery, River Birch
19	purchased the 2019 notes on February 15, 2013, in reliance on
20	the belief that any right by Chesapeake to redeem those Notes
21	at par plus interest pursuant to the Special Early redemption
22	provision had lapsed. Mr. Seery declares that judicial action
23	permitting Chesapeake to “delay” or “unpend” the Trustee’s
24	interpretation of the Supplemental indenture will cause River B
25	Birch to lose money on his investment. Thus, Mr. Seery

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1	declares there is a risk of “permanent, material economic harm
2	to River Birch.”
3	With respect to River Birch, that is an unusually
4	unpersuasive argument. River Birch is presumably a
5	sophisticated investor. It is an investment advisor. Before
6	deciding to buy the 2019 Notes, River Birch, or other recent
7	investors, had, or presumably had, the opportunity to do
8	diligence on the Notes. Relevant here, River Birch
9	acknowledges that it had the opportunity to review the
10	indentures. If it had not that opportunity, it had no reason
11	to be investing in the Notes. On their face, as a review by
12	River Birch or its counsel would have revealed, the text of the
13	notes contains contrary and inconsistent indications as to what
14	the deadline is for giving a timely Notice of Special Early
15	Redemption. I have canvassed those provisions for you earlier.
16	The point is that there are significant aspects of the
17	indentures that favor Chesapeake’s reading. Agree or disagree
18	with that reading, it cannot responsibly be dismissed out of
19	hand. A careful investor or his or her lawyer who reviewed the
20	supplemental Indenture would have spotted the ambiguity. And
21	any would-be investor that read, for example, the central
22	provision here, Section 1.7(b), and the portion of it that
23	states that Chesapeake “shall be permitted to exercise its
24	option to redeem the Notes . . . so long as it gives the notice
25	of redemption pursuant to Section 3.04 of the Base Indenture

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1	during the Special Early redemption period” had to know that it
2	was taking a risk that Chesapeake would give such notice up
3	through March 15 and that such notice might be upheld as
4	timely. So as to the claim of harm by River Birch on behalf of
5	itself and other recent investors, the answer is, if you had
6	access to the indentures, you took the risk that Chesapeake
7	would give such notice and that the matter would end up here in
8	litigation. River Birch’s submission does not describe a
9	credible claim of harm. It describes assumption of the risk.
10	For these reasons, the imposition of an injunction
11	would not work substantial harms, at least of a nature that the
12	law recognizes, on the noteholders.
13	We are going to take a five minute break.
14	(Recess)
15	THE COURT: Continuing, the Court next turns to the
16	claim of harm by Chesapeake. In large part, Chesapeake makes a
17	mirror-image argument to that of the noteholders. Chesapeake
18	argues that the injunction is needed to preserve its ostensibly
19	clear right to early redemption. But, again, the indentures
20	are ambiguous whether Chesapeake has any such right. To the
21	extent that Chesapeake’s argument is based on an assertion that
22	it has such a right, its argument is equally as defective as
23	the Noteholders’.
24	If anything, Chesapeake is particularly ill-positioned
25	to argue harm to the extent derived from the contractual

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1	ambiguity. Chesapeake was a party to, and had a heavy hand in
2	drafting, the Indentures that gave rise to that ambiguity. It
3	must live with the consequences that it has wrought. Further,
4	based on the drafting history, Chesapeake appears to have had
5	notice of the potential ambiguity, its bid to add what it
6	apparently regarded as clarifying language was rejected. In
7	that vain, Chesapeake’s decision to wait until after February
8	13, 2013, to give notice of a Special Early Redemption at par
9	was high-stakes poker. It was risky business, even by the
10	standards of a risky industry. Chesapeake could have avoided
11	this litigation by filing a redemption notice by that date. It
12	did not do so and that decision, on the record before me, must
13	be taken as a deliberate choice. The Court therefore
14	emphatically rejects any claim of harm by Chesapeake to the
15	extent based on the market uncertainty or the uncertain course
16	of litigation.
17	That said, Chesapeake does have a separate, valid
18	point about process harm that the noteholders do not have.
19	Chesapeake represents that, absent an injunction, it is
20	unlikely to go ahead with the proposed Special Early redemption
21	notice. That is because, Chesapeake says, the downside risk to
22	it of having that notice improperly treated as a Make-Whole
23	Notice, and of its having to pay out $400 million in relatively
24	short order, is daunting. In effect, because of that risk,
25	Chesapeake argues, it would be deterred from issuing its notice

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1	tomorrow, nor would it be able to litigate the claim of
2	timeliness to conclusion, even though it may prove correct on
3	that point.
4	The Court credits Chesapeake’s representation as
5	plausible. It is credible that a public company such as
6	Chesapeake might forego pursuing a claim of a right to early
7	redemption if by doing so it exposed itself to the risk of an
8	unwanted duty to pay out $400 million within 60 days. However,
9	there are several factors that limit the extent of that harm.
10	First, Chesapeake has not shown concretely an inability to fund
11	or borrow $400 million. On the record before the Court, doing
12	so is inconvenient but not impossible. Second, because the
13	$400 million represents the present value of the Notes if
14	redeemed in 2019, Chesapeake will by then, based on present
15	calculations, have had to made payments of equal value. So,
16	the harm to Chesapeake lies in the prospect of an abrupt $400
17	million payment, not its amount. Third, the analysis that the
18	Court has given today of the grave legal infirmities affecting
19	any attempt by BNY Mellon to treat a Special Early redemption
20	Notice as a shadow notice of Make-Whole redemption may also
21	affect the extent to which Chesapeake concludes it really has a
22	significant risk of being forced to make a Make-Whole payout.
23	In so stating, I emphasize that the assessment that the Court
24	has given of that issue was necessarily preliminary. It was
25	made in the context of assessing the likelihood of success on

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1	the merits. The Court was neither deciding with finality the
2	issue whether a late notice of Special Early redemption can be
3	validly treated as a Make-Whole notice. Nevertheless, the
4	Court’s emphatic statements on that point were made with
5	forethought and are relevant here. They may fairly tend to
6	reduce the extent to which there is really a Sword of Damocles
7	hanging over Chesapeake, or at least of the likelihood that
8	that sword would strike.
9	On balance, therefore, the balance of hardships in
10	this case tips in favor of Chesapeake, but not heavily so.
11	As a final point, I note that there is no argument
12	here that a preliminary injunction would harm or, for that
13	matter, advance the public interest. That is a factor I am
14	permitted to consider in this analysis, but it is not
15	consequential.
16	That leads me finally to the question of irreparable
17	harm. As I noted earlier, a finding of irreparable harm is a
18	required element of the preliminary injunction analysis. As
19	the Second Circuit has stated, in 2007: “To satisfy the
20	irreparable harm requirement, plaintiffs must demonstrate that
21	absent a preliminary injunction they will suffer an injury that
22	is neither remote nor speculative, but actual and imminent, and
23	one that cannot be remedied if a Court waits until the end of
24	trial to resolve the harm.” That’s the Grand River Enterprises
25	case, 481 F.3d at 66.

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1	Chesapeake’s argument is that without an injunction it
2	will be caught, as I said, between a rock and a hard place. If
3	it does not give notice, it will lose out on the opportunity to
4	redeem at par, an opportunity for which it specifically
5	bargained and which may still be available to it. If it gives
6	notice, it risks a finding that its Notice was untimely and may
7	face a redemption, as BNY Mellon has threatened, at the
8	Make-Whole Price, causing Chesapeake to pay $400 million in
9	relatively short order.
10	In response, the noteholders make two arguments. They
11	argue that any harm to Chesapeake is not irreparable, because
12	it would be purely pecuniary and compensable by means of money
13	damages. Further, the Noteholders argue Chesapeake has brought
14	this situation upon itself in that, had it redeemed on or
15	before February 13, rather than waiting until the last minute,
16	it would have avoided the contractual ambiguity.
17	In assessing these arguments, the Court is mindful of
18	the Second Circuit’s instruction that “if an injury can be
19	appropriately compensated by an award of monetary damages, then
20	an adequate remedy at law exists, and no irreparable injury may
21	be found to justify specific relief.” I’m citing Register.com,
22	Inc., v. Verio, Inc., 56 F.3d 393, 404 (2d Cir. 2004). As the
23	Second Circuit has explained, there is an “essential
24	distinction between compensable and noncompensable harm,”
25	citing the case of Wisdom Import Sales Co. LLC v. Labatt

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1	Brewing Co., LTD, 339 F.3d 101, 114 (2d Cir. 2003). Where a
2	contract right can be vindicated through a damages action, a
3	finding of irreparable harm is unwarranted. And, in contract
4	cases, courts must be wary of too liberally granting
5	prohibitory injunctions, because as my former colleague, Judge
6	Holwell, has recognized, “finding irreparable harm in the loss
7	of contractual rights too readily would effectively replace
8	damages with specific performance as the default remedy for
9	breach of contract, an inefficient result that would risk
10	making even prohibitively expensive performance compulsory,”
11	citing Oracle Real Estate Holdings LLC v. Adrian Holdings Co.
12	LLC, 582 F.Supp.2d 616, 625 (S.D.N.Y. 2008).
13	The Court has considered Chesapeake’s claim of
14	irreparable harm in light of those familiar principles.
15	Chesapeake posits two scenarios. One is that it is forced to
16	forego the opportunity to redeem at par out of fear that a
17	redemption at Make-Whole Prices will be forced upon it. The
18	Court agrees that, to the extent Chesapeake were stripped of a
19	right to redeem at par value during a Special Early Redemption
20	Period, that right would have an intrinsic value to it which
21	cannot be collected from the Noteholders after the fact, in
22	other words, if Chesapeake does not issue the notice by
23	tomorrow. And the Second Circuit has held that the loss of
24	contractual rights with such intrinsic value can be irreparable
25	harm; again, citing Wisdom, 339 F.3d at 114.

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1	However, the Court is unpersuaded that this situation
2	presents one of irreparable harm. No one, not BNY Mellon, not
3	the noteholders, no one has stripped Chesapeake of a
4	contractual right. Rather, this situation presents Chesapeake
5	with a hard business decision that tests its appetite for risk,
6	in this case, legal risk. The choice whether to issue the
7	notice of Special Early Redemption is Chesapeake’s to make. If
8	Chesapeake is held to be right, either as to its claim of
9	timeliness or its claim that an untimely notice is null and
10	void, then it has nothing to fear. If Chesapeake is held to be
11	wrong about both, then it faces a costly Make-Whole redemption.
12	But Chesapeake is at liberty to make its own nuanced assessment
13	of the risks and rewards of action and inaction. As everyone
14	in this room knows, risk is a part of doing business. Risk,
15	even a big downside risk, does not equate to irreparable harm.
16	Now, there is a different scenario of asserted
17	irreparable harm that Chesapeake posits. It is the scenario in
18	which Chesapeake issues the notice, BNY Mellon takes the
19	position that the notice is untimely and that it triggers
20	Make-Whole redemption, and there is no judicial ruling yet as
21	of the 60-day redemption deadline. To avoid a cascading series
22	of defaults, Chesapeake then posits that it would be forced to
23	pay out the $400 million. This scenario, however, describes a
24	classic pecuniary harm and, generally, damages would be
25	sufficient to compensate for this type of injury. As my

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1	colleague, Judge Berman, has stated: “Courts in this circuit
2	repeatedly have held that injury stemming from investments in a
3	market for bonds or stocks is fully remediable in an action for
4	monetary damage, citing Emmet & Company, Inc., v. Catholic
5	Health, 11 Civ. 3272 2011 WL 2015533 (S.D.N.Y. May 18, 2011)
6	(collecting cases).
7	In such an action, such a lawsuit, Chesapeake could
8	seek to recover its $400 million by suing the various
9	Noteholders to whom it paid that money. Chesapeake has
10	protested that such a multiparty action could be cumbersome and
11	costly and that may be true. But it has not argued that such a
12	proceeding is unavailable or shown that it is unworkable.
13	Quite the contrary, the Second Circuit has held that just
14	because recovery would involve suing many different parties
15	does not make an injury irreparable, citing CRP/Extell Parcel
16	L.P. v. Cuomo, 394 F.App’x 779, 781 (2d Cir. 2010). Nor have
17	we ever held that the fact that recovery would involve a
18	multiplicity of actions is sufficient, standing alone, to make
19	otherwise compensable harm irreparable. There has been no
20	suggestion that the noteholders would be judgment proof.
21	Further, as a practical matter, in the event of a suit by
22	Chesapeake against numerous noteholders to recover $400 million
23	that it was improperly required to pay, the court system
24	contains mechanisms to facilitate that, including consolidation
25	for a multidistrict litigation.

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1	Further, Chesapeake could also pursue a lawsuit
2	against BNY Mellon, on the theory that BNY Mellon exceeded the
3	pounds of its indemnity protections in taking the position that
4	Chesapeake’s notice required redemption on Make-Whole terms.
5	Indeed, the indemnity provision appears to deny protection to
6	BNY if it acts either negligently or it engages in willful
7	misconduct.
8	Finally, but importantly, in the Court’s estimation,
9	the chances that Chesapeake will ever be forced to pay the $400
10	million as part of an involuntary Make-Whole redemption are
11	remote. For the reasons I have stated, the interpretation of
12	the Indentures that requires an untimely Notice of Special
13	Redemption to be treated as one requiring Make-Whole Redemption
14	is, on the Court’s initial analysis, exceedingly unpersuasive.
15	In assessing whether there is a risk of irreparable harm, the
16	Court may properly consider the likelihood of the harm scenario
17	actually materializing. Here, in my estimation, that
18	likelihood is quite slim.
19	For these reasons, the Court holds that Chesapeake has
20	failed to show an irreparable harm. The two injury scenarios
21	it posits involve business risk, on the one hand, and
22	compensable pecuniary damages, on the other. Neither, however,
23	involves irreparable harm.
24	To sum up, as to likelihood of success on the merits,
25	the Court has found such a likelihood in Chesapeake’s favor on

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1	Claim Two and sufficiently serious questions going to the
2	merits as to Claim One. As to the balance of hardships, the
3	Court has found that the balance tips towards Chesapeake, but
4	only slightly. As to irreparable harm, the Court has found
5	none. On these determinations, under the law of this circuit,
6	a preliminary injunction cannot issue, because a finding of
7	irreparable harm is a requirement for such an injunction. The
8	Court accordingly denies Chesapeake’s application for such an
9	injunction.
10	Where this leaves us is as follows. The ball is in
11	Chesapeake’s court as to whether or not to issue the notice of
12	special redemption by tomorrow. Chesapeake presumably has a
13	lot to think about overnight. In the event that a notice is
14	issued, this litigation needs to move forward fast, presumably
15	with extremely expedited discovery. I want to make sure an
16	outcome can be reached comfortably before the 60-day redemption
17	deadline. In the event that a notice is not issued, this
18	lawsuit would appear to be moot.
19	Either way, I am going to ask counsel for all three
20	parties, Chesapeake, BNY Mellon, and the noteholders, to meet
21	and confer either tomorrow or over the weekend, once it is
22	known whether Chesapeake has issued such a notice. I will
23	direct counsel to submit a joint letter to me by 5 p.m. on
24	Monday, March 18, reporting whether the notice issued, and what
25	counsel’s views are as to next steps, if any, in the case. In

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1	the event that the case is moving forward, I direct counsel in
2	that letter to propose, hopefully jointly, an expedited
3	schedule for discovery, briefing and/or trial so as to permit
4	the issue to be resolved substantially before the redemption
5	deadline. In the event I am notified that the case is moving
6	forward, I will also schedule a status conference 5 p.m. this
7	coming Tuesday.
8	I thank counsel again for their excellent advocacy.
9	We stand adjourned.
10	o0o
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